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EXHIBIT 10.34

INAMED CORPORATION
2000 STOCK OPTION PLAN

        1.    Purpose. The purpose of the Plan is to provide additional incentive to those officers, key employees, nonemployee directors and consultants of the Company and its Subsidiaries whose substantial contributions are essential to the continued growth and success of the Company's business in order to strengthen their commitment to the Company and its Subsidiaries, to motivate such officers and employees to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Nonqualified Stock Options. The Plan is intended, to the extent applicable, to satisfy the requirements of Section 162(m) of the Code and shall be interpreted in a manner consistent with the requirements thereof.

        2.    Definitions. For purposes of the Plan:

  (a)
  "Affiliates" shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

  (b)
  "Agreement" shall mean the written agreement evidencing the grant of an Option, and setting forth the terms and conditions thereof. Each Agreement shall be approved by the Board or the committee.

  (c)
  "Associates" shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

  (d)
  "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

  (e)
  "Board" shall mean the Board of Directors of the Company.

  (f)
  "Change in Capitalization" shall mean any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

  (g)
  "Change of Control" of the Company shall be deemed to occur on the first to occur of the following: (i) any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

  (h)
  "Code" shall mean the Internal Revenue Code of 1986, as amended.

  (i)
  "Committee" shall mean a committee appointed by the Board to administer the Plan and to perform the functions set forth herein. The composition of the Committee shall at all times consist solely of persons who are (i) "Nonemployee Directors" as defined in Rule 16b-3 issued under the Exchange Act, and (ii) "outside directors" as defined in Section 162(m) of the Code.

  (j)
  "Company" shall mean Inamed Corporation, a Delaware corporation.

  (k)
  "Eligible Employee" shall mean any officer or other key employee of the Company or a Subsidiary designated by the Board or Committee as eligible to receive Options subject to the conditions set forth herein.

  (l)
  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  (m)
  "Fair Market Value" shall mean the fair market value of the Shares as determined by the Committee in its sole discretion; provided, however, that (A) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported, (B) if the Shares are admitted to quotation on the NASDAQ stock market ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security. Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported, or (C) if the Shares are admitted to quotation on NASDAQ and have not been designated a NMS security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date.

  (n)
  "Incentive Stock Option" shall mean an "Incentive Stock Option" within the meaning of Section 422 of the Code.

  (o)
  "Nonqualified Stock Option" shall mean an option that is not an Incentive Stock Option.

  (p)
  "Option" shall mean a Nonqualified Stock Option.

  (q)
  "Optionee" shall mean an Eligible Employee, nonemployee director or consultant of the Company or a Subsidiary who has been granted an Option under the Plan.

  (r)
  "Person" shall have the meaning given in Section 3(a) (9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

  (s)
  "Plan" shall mean the Inamed Corporation 2000 Stock Option Plan, as amended from time to time.

  (t)
  "Shares" shall mean shares of the common stock, $.01 par value, of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization).

  (u)
  "Subsidiary" shall mean any corporation in an unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        3.    Administration.

  (a)
  The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. The Company shall pay all expenses incurred in the administration of the Plan.

  (b)
  Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

  (i)
  to determine those Eligible Employees, nonemployee directors and consultants to whom Options shall be granted under the Plan and the number of Options, to be granted to each Eligible Employee, nonemployee directors or consultants and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per Share of each Option;

  (ii)
  to construe and interpret the Plan and the Options granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company or a Subsidiary, and the Optionees, as the case may be;

  (iii)
  generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

        4.    Shares Subject to Plan; Limitation on Grants.

  (a)
  The maximum number of Shares that may be issued pursuant to Options shall be 775,000 Shares (or the number and kind of shares of stock or other securities that are substituted for those Shares or to which those Shares are adjusted upon a Change in Capitalization), and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares.

  (b)
  Whenever any outstanding Option or portion thereof expires, is cancelled or is otherwise terminated (other than by exercise of an Option), the Shares allocable to the unexercised portion of such Option may again be the subject of grants of Options hereunder.

  (c)
  The aggregate number of Shares with respect to which an Option or Options may be granted to any individual Optionee during any fiscal year shall not exceed 18,000.

        5.    Eligibility. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Employees, nonemployee directors and consultants who will receive Options hereunder.

        6.    Options. The Committee may grant Options in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. Each Option and Agreement shall be subject to the following conditions:

  (a)
  Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be set forth in the Agreement; provided, however, that the Board may, in its sole discretion, at any time prior to the expiration of an Option, provide that the purchase price per Share of an Option may be lowered if the Board determines that such an adjustment is necessary to preserve the incentive purpose of such Option.

  (b)
  Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

  (c)
  Nontransferability. Unless otherwise set forth in the Agreement, no Option granted hereunder shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or such Optionee's guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

  (d)
  Vesting. Each Option shall become exercisable as determined by the Board or Committee as set forth in the Agreement.

  (e)
  Termination of Employment or Service. Unless otherwise set forth in the Agreement, any outstanding Options held by an Optionee on the date that an Optionee ceases to be employed by the Company or any Subsidiary (or ceases to serve as a nonemployee director of, or a consultant to the Company or any Subsidiary) shall terminate as of such date. Notwithstanding the foregoing, the Committee may provide, either at the time an Option is granted or thereafter, that the Option may be exercised beyond such date, but in no event beyond the term of the Option. Without limiting the generality of the foregoing, unless determined otherwise by the Committee and reflected in the applicable Agreement, service by an Optionee as a consultant to the Company which commences immediately upon the termination of such Optionee's employment by the Company (or, if applicable, termination of such Optionee's service as a nonemployee director) shall be treated as continuous service by such Optionee with the Company for purposes of this Plan, and Options held by such Optionee shall remain outstanding during such service as a consultant, subject to the terms of the Agreement and the Plan.

  (f)
  Method of Exercise. The exercise of an Option shall be made only by a written notice delivered to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise either (i) in cash, by certified check or by cashier's check or (ii) through the delivery of Shares owned by the Optionee for at least six months prior to the date of exercise having a Fair Market Value equal to the Option purchase price. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. Not less than 50 Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option.

  (i)
  Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

        7.    Adjustment Upon Changes in Capitalization.

  (a)
  In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of shares of stock with respect to which Options may be granted under the Plan, the number and class of shares of stock as to which Options have been granted under the Plan, and the purchase price therefor, if applicable.

  (b)
  In the event the outstanding Shares shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a recapitalization, reclassification, merger, consolidation, combination or similar transaction, then each Option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the Shares subject to the Option would have been changed or exchanged had the Option been exercised in full prior to such transaction, provided that, if the kind or amount of capital stock or cash, securities or other property received in such transaction is not the same for each outstanding Share, then the kind or amount of capital stock or cash, securities or other property for which the Option shall thereafter become exercisable shall be the kind and amount so receivable per Share by a plurality of the Shares, and provided further that, if necessary, the provisions of the Option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Option.

        8.    Termination and Amendment of the Plan. The Plan shall terminate on the day preceding the tenth anniversary of its effective date, except with respect to Options outstanding on such date, and no Options may be granted thereafter, but then-outstanding Options shall be unaffected. The Board may sooner terminate or amend the Plan at any time, and from time to time; provided, however, that, except as provided in Section 7 hereof, no amendment shall be effective unless approved by the stockholders of the Company if and to the extent that the Board determines such approval is appropriate for purposes of satisfying Section 162(m) of the Code or any other law, regulation or stock exchange rule. Except as provided in Section 7 hereof, rights and obligations under any Option granted before any amendment of the Plan shall not be adversely altered or impaired by such amendment, except with the consent of the Optionee.

        9.    Nonexclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

        10.  Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

  (a)
  give any person any right to be granted an Option other than at the sole discretion of the Board or the Committee;

  (b)
  give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

  (c)
  limit in any way the right of the Company or its Subsidiaries to terminate the employment of any person at any time; or

  (d)
  be evidence of any agreement or understanding, expressed or implied, that the Company or its Subsidiaries will employ any person in any particular position, at any particular rate of compensation or for any particular period of time.

        11.  Regulations and Other Approvals; Governing Law.

  (a)
  The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof.

  (b)
  The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

  (c)
  Except as otherwise provided in Section 8, the Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority.

  (d)
  Each Option is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option, or the issuance of Shares, no Options, shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

        12.  Multiple Agreements. The terms of each Option may differ from other Options granted under the Plan at the same time, or at any other time. The Committee may also grant more than one Option, to a given Optionee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee. The grant of multiple Options may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

        13.  Withholding of Taxes. Whenever Shares are to be delivered pursuant to an Option, the Company shall have the right to require the Optionee to remit to the Company in cash an amount equal to the amount of any federal, state and local tax required to be withheld. With the approval of the Committee, an Optionee may satisfy the foregoing requirement by electing to have the Company withhold from delivery Shares having a value equal to the amount of tax required to be withheld. Such Shares shall be valued at their Fair Market Value on the date of which the amount of tax required to be withheld is determined (the "Tax Date"). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Option.

        14.  Notification of Election Under Section 83(b) of the Code. If any Optionee shall, in connection with the acquisition of Shares under the Plan, make the election permitted under Section 83 (b) of the Code, such Optionee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

        15.  No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. The Board shall determine whether cash, other Options, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        16.  Beneficiary. An Optionee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Optionee, the executor or administrator of the Optionee's estate shall be deemed to be the Optionee's beneficiary.

        17.  Effective Date. The effective date of the Plan is January 4, 2000 (the date on which the Board adopted the Plan), subject to the approval of the Company's shareholders, which must occur within twelve months of the date the Plan is adopted by the Board.

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  EXHIBIT 10.34
INAMED CORPORATION 2000 STOCK OPTION PLAN